UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2008
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01.  Other Events.

On September 15, 2008, it was reported that Lehman Brothers Holdings Inc. (Lehman) filed for protection under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court in the Southern District of New York. Exelon Corporation (Exelon), Exelon Generation Company, LLC (Generation), Commonwealth Edison Company (ComEd), and PECO Energy Company (PECO) have a few different business relationships with subsidiaries of Lehman.  Exelon, Generation, ComEd and PECO believe the Lehman bankruptcy and the possible resulting effects on subsidiaries of Lehman will not have a material adverse effect on Exelon, Generation, ComEd or PECO, either individually or collectively.

Generation is a counterparty with Lehman Brothers Commodity Services Inc., a subsidiary of Lehman, in wholesale energy marketing transactions.  The obligations of Lehman Brothers Commodity Services Inc. are guaranteed by Lehman, and the Lehman bankruptcy filing gives Generation the right to terminate the transaction.  As of September 12, 2008, Exelon’s direct net exposure to Lehman Brothers Commodity Services Inc., based on our wholesale energy marketing business and existing market prices, was estimated to be less than $30 million pre-tax.

Exelon, Generation, ComEd and PECO have aggregate credit facility commitments of $7.6 billion with a large consortium of banks, including Lehman Brothers Bank, a subsidiary of Lehman.  As of September 12, 2008, Lehman Brothers Bank’s total commitment within these credit facilities was $283 million.  Exelon, Generation, ComEd and PECO do not believe that the potential reduction in available capacity under the credit facilities will have a significant impact on any registrant’s liquidity.

Borrower	Aggregate Bank Commitments ($M)	Lehman Brothers Bank Commitment ($M)
Exelon	$1,000	$43
Generation	$5,000	$166
ComEd	$1,000	$48
PECO	$600	$26
TOTAL	$7,600	$283

Exelon, Generation, ComEd and PECO continue to closely monitor the situation relative to the Lehman bankruptcy filing and will carefully consider all legal rights and obligations.

* * * * *

This combined Form 8-K is being furnished separately by Exelon, Generation, ComEd and PECO (Registrants).  Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf.  No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) Exelon’s Second Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the SEC by the Registrants.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
EXELON GENERATION COMPANY, LLC

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
Commonwealth Edison Company

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President and Chief Financial Officer
PECO Energy Company

September 15, 2008